UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2024
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On March 20, 2024, T Stamp Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) to consider and vote upon (i) approval of the issuance of up to 3,600,000 shares of our Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) upon the exercise of certain warrants issued to an institutional investor pursuant to that certain Warrant Exercise Agreement dated December 21, 2023 as required by and in accordance with Nasdaq Listing Rule 5635(d). For more information about the proposal considered and voted upon at the Special Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 1, 2024.
At the Special Meeting, 44.46% of our Class A Common Stock entitled to vote at the Special Meeting were represented in person or by proxy at the Special Meeting. Based on the results of the vote, the stockholders voted to approve of the issuance of up to 3,600,000 shares of our Common Stock upon the exercise of certain warrants issued to an institutional investor pursuant to that certain Warrant Exercise Agreement.
The number of votes cast for or withheld from the approval is also set forth below. The voting results disclosed below are final.

Proposal	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Approve the issuance of up to 3,600,000 shares of our Class A Common Stock upon the exercise of certain warrants issued to an institutional investor pursuant to that certain Warrant Exercise Agreement dated December 21, 2023 as required by and in accordance with Nasdaq Listing Rule 5635(d).	3,297,916	765,123	26,290	81%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: March 22, 2024